Exhibit 10.7

                                                                  EXECUTION COPY

                                    AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


            This Amendment to Registration Rights Agreement (this "Amendment") is executed as of July 6, 2001 by and between THCG, Inc., a Delaware corporation (the "Company"), and Castle Creek Technology Partners LLC, a Delaware limited liability company ("Castle Creek").

                                 R E C I T A L S

            WHEREAS, the Company and Castle Creek entered into a Securities Purchase Agreement dated as of August 1, 2000 (the "Securities Purchase Agreement") pursuant to which the Company issued to Castle Creek 5,000 shares of its Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Shares"), and a warrant (the "Warrant") to purchase up to 396,899 shares of its common stock, par value $.01 per share (the "Common Stock"), and agreed to register the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Shares and upon exercise of the Warrant pursuant to a registration rights agreement dated as of August 2, 2000 (the "Registration Rights Agreement");

            WHEREAS, the Company proposes to carry out certain restructuring of the Company and its subsidiaries (the "Restructuring") and the Company and Castle Creek agree to restructure the transactions provided for in the Securities Purchase Agreement (including the registration rights granted under the Registration Rights Agreement) pursuant to that certain Agreement to Convert and Exchange of even date herewith (the "Agreement to Convert and Exchange").

                              A G R E E M E N T S:
                              - - - - - - - - - - -

            NOW, THEREFORE, in connection with and for the purposes of the Restructuring, in consideration of the promises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, pursuant to Article X of the Registration Rights Agreement, the Company and Castle Creek, intending to be legally bound, do hereby agree to amend the Registration Rights Agreement as set forth in this Amendment. Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

            1. With respect to the Company's obligations to file registration statements and amendments under Article II and Article III of the Registration Rights Agreement, the Company and Castle Creek hereby agree that from and after the date hereof the Company is only obligated to file such registration statements and amendments and to maintain the effectiveness thereof only during such periods of time that the Company is eligible to file such registration statements and amendments on Form S-3 under the Securities Act of 1933, as amended.

            2.    From and after the date hereof, Sections 2.3, 2.5 and 3.12 and
                  Article VIII of the Registration Rights Agreement shall be deleted and be of no force or effect from and after the date hereof.

            3. Notwithstanding Section 1 of this Amendment or any other provision of the Registration Rights Agreement, the Registration Rights Agreement shall terminate and be of no force and effect on August 2, 2002.

            4. As amended hereby, the Registration Rights Agreement shall remain in full force and effect.

            This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.


                        COMPANY:

                        THCG, INC.

                        By:     /s/ Joseph D. Mark
                              ------------------------------
                        Name:   Joseph D. Mark
                        Its:    Chief Executive Officer


                        CASTLE CREEK TECHNOLOGY PARTNERS LLC
                        By:         Castle Creek Partners L.L.C.
                        Its:        Investment Manager

                                    By:    /s/ Michael Spolan
                                         -------------------------------
                                    Name:      Michael Spolan
                                    Its:       Managing Director